SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549

                               FORM 8-K
                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


    Date of Report (Date earliest event reported) October 18, 2002


Commission   Registrant, State of Incorporation,     I.R.S. Employer
File Number  Address and Telephone Number            Identification No.

1-11299      ENTERGY CORPORATION                     72-1229752
             (a Delaware corporation)
             639 Loyola Avenue
             New Orleans, Louisiana  70113
             Telephone (504) 576-4000

Form 8-K


Item 7.   Financial Statements, Pro Forma Financial Statements and
Exhibits

     (c) Exhibits.

   Exhibit                  Description
     No.
     99.1 Briefing Sheets on Entergy Corporation to be handed out at the 37th Edison Electric
             Institute Financial Conference.

     99.2    Debt and Liquidity Summary on Entergy
             Corporation.

Item 9.   Regulation FD Disclosure

Entergy Corporation

On October 20, 2002, Entergy Corporation will hand out informational packs to various members of the financial and investment community in Palm Desert, California at the 37th Edison Electric Institute Financial Conference. A copy of the informational packs to be given at the conference are attached to this report as Exhibits 99.1 and 99.2 and is incorporated herein. On Tuesday, October 22, 2002, Entergy will file a Form 8-K and the Exhibit thereto will be the presentation to be given by J. Wayne Leonard, Entergy Corporation's Chief Executive Officer at the Edison Electric Institute Financial Conference on October 22, 2002 at 9:45 a.m. PST. This presentation is being webcast simultaneously and interested investors can access the webcast at http://media.corporate-ir.net/media_files/Event/2002/oct/EEI/agenda.htm.

                               SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Entergy Corporation


                                        By:  /s/ Nathan E. Langston
                                             Nathan E. Langston
                                             Senior Vice President and
                                             Chief Accounting Officer

Dated: October 18, 2002